Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made effective and executed as of May 4th, 2017, by and among WILHELMINA INTERNATIONAL, INC., a Delaware corporation (“Borrower”), ZB, N.A. dba AMEGY BANK (“Bank”), and each of the Guarantors set forth on the signature pages hereof (each a “Guarantor”, and collectively the “Guarantors”).

RECITALS

A.                 Borrower and Bank entered into that certain Credit Agreement dated as of April 20, 2011, as amended by that certain First Amendment to Credit Agreement dated as of January 1, 2012, that certain Second Amendment to Credit Agreement dated as of October 24, 2012, that certain Third Amendment to Credit Agreement dated as of July 31, 2014, that certain Fourth Amendment to Credit Agreement dated effective October 24, 2015, that certain Fifth Amendment to Credit Agreement dated effective May 13, 2016, and that certain Sixth Amendment to Credit Agreement and First Amendment to Line of Credit Note dated effective November 9, 2016 (as amended, the “Credit Agreement”).

B.                 In connection with the Credit Agreement, Borrower executed and delivered to Bank (i) that certain Line of Credit Promissory Note dated April 20, 2011, in the stated principal amount of $500,000.00, as amended and restated by that certain Amended and Restated Line of Credit Promissory Note dated as of January 1, 2012, in the stated principal amount of $1,500,000.00, as amended and restated by that certain Second Amended and Restated Line of Credit Promissory Note dated as of October 24, 2012, in the stated principal amount of $5,000,000.00, as amended and restated by that certain Third Amended and Restated Line of Credit Promissory Note dated as of October 24, 2015, in the stated principal amount of $4,000,000.00, and as amended by that certain Sixth Amendment to Credit Agreement and First Amendment to Line of Credit Note dated effective November 9, 2016 (as amended and restated, the “Line of Credit Note”), and (ii) that certain Promissory Note dated effective October 24, 2015, in the stated principal amount of $3,000,000.00 (the “Term Note”).

C.                 In connection with the Credit Agreement, (i) Guarantors (other than Artists at Wilhelmina LLC, Wilhelmina Licensing (Texas) LLC, and Wilhelmina Artist Management LLC, a Delaware limited liability company) executed and delivered to Bank that certain Unlimited Guaranty dated April 20, 2011, (ii) Artists at Wilhelmina LLC (formerly known as Wilhelmina Creative, LLC) and Wilhelmina Licensing (Texas) LLC executed and delivered to Bank those certain Unlimited Guaranties dated effective October 24, 2015, and (iii) Wilhelmina Artist Management LLC, a Delaware limited liability company, executed and delivered to Bank that certain Unlimited Guaranty dated effective November 9, 2016 (the Unlimited Guaranties referenced in items (i) through (iii) preceding, collectively, the “Guaranty Agreements”).

D.                 Borrower has requested Bank to extend the maturity date of the Line of Credit (as defined in the Credit Agreement), as more fully set forth herein, and Bank has agreed to the same upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

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ARTICLE I
Definitions

Section 1.1.           Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as assigned to them in the Credit Agreement, as amended hereby.

ARTICLE II
Amendments

Section 2.1.           Amendment to Section 1.1 of Credit Agreement. The first sentence in Section 4.9(b) of the Credit Agreement is hereby amended and restated in its entirety to hereafter read as follows:

“(b) Fixed Charge Coverage Ratio. Fixed Charge Coverage Ratio, tested at the end of each fiscal quarter of Borrower, of not less than (i) 1.0 to 1.0 for the fiscal quarters ending March 31, 2017 and June 30, 2017, (ii) 1.10 to 1.0 for the fiscal quarter ending September 30, 2017, and (iii) 1.25 to 1.0 for the fiscal quarter ending December 31, 2017.”

For the avoidance of doubt, all of the definitions set forth in Section 4.9(b) of the Credit Agreement shall remain unchanged.

ARTICLE III
Conditions Precedent

Section 3.1.           Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by the Bank:

(a)                The following instruments shall have been duly and validly executed and delivered to Bank by the parties thereto, all in form, scope and content satisfactory to the Bank:

(i)                 this Amendment executed by Borrower and Guarantors; and

(ii)               Resolutions of the Board of Directors (or other governing body) of Borrower and each Guarantor certified by the Secretary or an Assistant Secretary (or other custodian of records of each such entity) which authorize the execution, delivery, and performance by Borrower and each Guarantor of this Amendment and the other Loan Documents to be executed in connection herewith.

(b)               The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and in each other Loan Document shall be true and correct as of the date hereof, as if made on the date hereof, except to the extent such representations and warranties relate to an earlier date.

(c)                No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Bank.

(d)               All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank and its legal counsel.

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(e)                There shall have been no material adverse change in the condition (financial or otherwise) of Borrower or any Guarantor since November 9, 2016.

ARTICLE IV
Ratifications, Representations, Warranties

Section 4.1.           Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Guarantors agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding obligations of Borrower and Guarantors, enforceable against Borrower and Guarantors in accordance with their respective terms.

Section 4.2.           Renewal of Security Interests. Each of Borrower and Guarantors hereby renews, regrants and affirms the liens and security interests created and granted in the Credit Agreement and in all other Loan Documents (including, without limitation, those certain Pledge and Security Agreements to which it is a party, as amended), to secure the prompt payment of all indebtedness and obligations of Borrower and each Guarantor under the Loan Documents as amended by the terms hereof, including without limitation any Letter of Credit Liabilities, the Line of Credit, and the Term Loan. Each of Borrower and Guarantors agree that this Amendment shall in no manner affect or impair the liens and security interests securing the indebtedness of Borrowers and Guarantors to Bank and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Credit Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower and Guarantors to be valid and subsisting.

Section 4.3.           Representations and Warranties. Borrower and Guarantors hereby represent and warrant to Bank as follows:

(a)                The execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and each Guarantor and do not and will not conflict with or violate any provision of any applicable laws, rules, regulations or decrees, the organizational documents of Borrower or any Guarantor, or any agreement, document, judgment, license, order or permit applicable to or binding upon Borrower or any Guarantor or their respective assets. No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

(b)               The representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c)                No Event of Default under the Credit Agreement or any Loan Document has occurred and is continuing;

(d)               Borrower and Guarantors are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which each is a party;

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(e)                Neither Borrower nor any Guarantor has amended any of its organizational documents since the date of the original execution of the Credit Agreement; and

(f)                As of the date of this Amendment, the unpaid principal amount of the Line of Credit Note is $0, the unpaid principal amount of the Term Note is $2,442,295.91, and the aggregate Letter of Credit Liabilities are $221,742.50, which amounts are unconditionally owed by Borrower to Bank without offset, defense or counterclaim of any kind or nature whatsoever.

Section 4.4.           Guarantors’ Consent and Ratification. Each Guarantor hereby consents and agrees to the terms of this Amendment, and agrees that the Guaranty Agreement to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms. Furthermore, each Guarantor hereby agrees and acknowledge that (a) the Guaranty Agreements are Loan Document, (b) the Guaranty Agreements are not subject to any claims, defenses or offsets, (c) nothing contained in this Amendment or any other Loan Document shall adversely affect any right or remedy of Bank under the Guaranty Agreements, (d) the execution and delivery of this Amendment shall in no way reduce, impair or discharge any obligations of any Guarantor pursuant to the Guaranty Agreements and shall not constitute a waiver by Bank against any Guarantor, (e) by virtue hereof and by virtue of the Guaranty Agreements, each Guarantor hereby guarantees to Bank the prompt and full payment and full and faithful performance by the Borrower of the entirety of the Guaranteed Indebtedness (as defined in the Guaranty Agreements) including, without limitation, all amounts owing under the Line of Credit Note, and the Term Note and all Letter of Credit Liabilities, (f) no Guarantor’s consent is required to the effectiveness of this Amendment, and (g) no consent by any Guarantor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Credit Agreement or any present or future Loan Document.

ARTICLE V
Miscellaneous

Section 5.1.           Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

Section 5.2.           Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 5.3.           Expenses of Bank. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Bank’s legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, and any other Loan Document, including, without limitation, the reasonable costs and fees of Bank’s legal counsel.

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Section 5.4.           RELEASE. BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE BANK, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN. ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER AND ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATIONS FOR AND EXECUTION OF THE LOAN DOCUMENTS.

Section 5.5.           Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.6.           GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.7.           Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section 5.8.           WAIVER OF TRIAL BY JURY. THE PARTIES HERETO AGREE THAT NO PARTY SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN THEM CONCERNING THE LOAN DOCUMENTS OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY BANK, BORROWER AND GUARANTORS. EACH OF BANK, BORROWER AND GUARANTORS ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

Section 5.9.           Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.10.       Descriptive Headings. The captions in this Amendment are for convenience only and shall not define or limit the provisions hereof.

Section 5.11.       ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE CREDIT AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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Section 5.12.       Arbitration. All disputes, claims, and controversies arising from this Amendment shall be arbitrated in accordance with Section 7.15 of the Credit Agreement.

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EXECUTED as of the date first written above.

BORROWER:

WILHELMINA INTERNATIONAL, INC., a Delaware corporation

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

GUARANTORS:

WILHELMINA LICENSING LLC,
a Delaware limited liability company

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

WILHELMINA LICENSING (TEXAS) LLC,
a Texas limited liability company

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

WILHELMINA FILM & TV PRODUCTIONS LLC, a Delaware limited liability company

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

WILHELMINA ARTIST MANAGEMENT LLC, a New York limited liability company

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

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WILHELMINA-MIAMI, INC.,
a Florida corporation

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

WILHELMINA INTERNATIONAL, LTD.,
a New York corporation

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

WILHELMINA WEST, INC.,
a California corporation

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

WILHELMINA MODELS, INC., a New York corporation

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

LW1, INC., a California corporation

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

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ARTISTS AT WILHELMINA LLC,
a Florida limited liability company
(formerly known as Wilhelmina Creative, LLC)

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

WILHELMINA ARTIST MANAGEMENT LLC,
a Delaware limited liability company

By:	/s/ James A. McCarthy
James McCarthy
Chief Financial Officer

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BANK:

ZB, N.A. dba AMEGY BANK

By:	/s/ Tamara Ray
Name:	Tamara Ray
Title:	Vice President

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